UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2022

CLEARFIELD, INC.

(Exact Name of Registrant as Specified in Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-16106	41-1347235
(Commission File No.)	(IRS Employer Identification No.)

7050 Winnetka Avenue North, Suite 100, Brooklyn Park, MN 55428

(Address of Principal Executive Offices)(Zip Code)

(763) 476-6866

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CLFD	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 1 through 4 and 6 through 9 are not applicable and therefore omitted.

Item 5.02.	Departure Of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

FY 2023 Base Salaries

On December 22, 2022, the Board of Directors of Clearfield, Inc. (the “Company”) approved, based on the recommendation of the Compensation Committee, increases in the annual base salaries of the Company’s executive officers for fiscal year 2023 to the following amounts, effective as of October 10, 2022: Cheryl Beranek, Chief Executive Officer, $425,000, or a 13.5% increase; John Hill, Chief Operating Officer, $425,000, or a 13.5% increase; and Daniel Herzog, Chief Financial Officer, $340,000, or a 36.9% increase. These increases were recommended by the Compensation Committee after review of executive officer compensation information provided by Compensia, an independent compensation consulting firm retained by the Compensation Committee in August 2022.

Director Restricted Stock Awards and Retainers

On December 22, 2022, the Company’s Board of Directors approved, based on the recommendation of the Compensation Committee, an increase in the value of the annual restricted stock award for each non-employee director elected at the 2023 Annual Meeting of the Shareholders to $60,000 as of the grant date. The restricted stock will be granted under the Company’s 2007 Stock Compensation Plan (or any successor shareholder-approved equity plan) as of the first business day following the 2023 Annual Meeting of the Shareholders and the restrictions lapsing on the first business day prior to the 2024 Annual Meeting of Shareholders. Also on December 22, 2022, the Company’s Board of Directors approved, based on the recommendation of the Compensation Committee, an increase in the annual cash retainer to be paid to each non-employee director to $40,000. The Board of Directors also approved, based on the recommendation of the Compensation Committee, an annual cash retainer to be paid to all Committee chairs and Chairman of the Board of 10% of their annual Board compensation, or $10,000. These changes in director compensation were recommended by the Compensation Committee after review of director compensation information provided by Compensia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARFIELD, INC.

	By:	/s/ Cheryl Beranek
Dated: December 27, 2022		Cheryl Beranek, Chief Executive Officer